Conference Call to Discuss NIH-Sponsored "At Risk" Study Results

June 10, 2019

proventionbio

intercepting and preventing disease . . .

Forward Looking Statements

This presentation contains forward-looking statements including, but not limited to, those relating to the Company's product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. "Forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 are statements that are not historical facts and involve a number of risks and uncertainties, which may cause actual results to be materially different from any future results expressed or implied in the forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

Forward-looking statements are based on the Company's current expectations and assumptions. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are beyond the Company's control, including, but not limited to, our lack of operating history; our ability to satisfy our capital needs; our dependence on our product candidates, which are still in preclinical or various stages of clinical development; our dependence on third-parties to manufacture our product candidates; our reliance on third-party vendors, such as contract research organizations, or CROs, and contract manufacturing organizations, or CMOs; the uncertainties inherent in clinical testing; our ability to complete required clinical trials for our product candidates and obtain approval from regulatory authorities for our product candidates; our ability to protect our intellectual property; the loss of any executive officers or key personnel and the other factors listed under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2018 and any subsequent filings with the Securities and Exchange Commission (SEC).

The Company cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, expect as specifically required by law and the rules of the SEC to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Call Participants

Speakers

- Ashleigh Palmer, Chief Executive Officer & Co-Founder
- Eleanor (Leni) Ramos, M.D., Chief Medical Officer and Chief Operating Officer
- Kevan Herold, M.D., Professor of Immunobiology and Medicine at Yale University

Available for Q&A

- Francisco Leon, M.D., Ph.D., Chief Scientific Officer & Co-Founder
- Andrew Drechsler, Chief Financial Officer

“At Risk” Study Results

Landmark study provides first evidence that clinical type 1 diabetes (T1D) can be delayed with early preventive treatment

- NIH-sponsored study, conducted by TrialNet, evaluated PRV-031 (teplizumab) in “At Risk” patients
- Results show that PRV-031 delayed the clinical onset of Type 1 Diabetes (T1D) by two years in subjects that are at-risk of developing T1D
- PRV-031, an anti-CD3 mAb, has potential to be the first ever disease modifying therapy in T1D
  - >800 patients dosed across multiple clinical studies
  - In previous studies of newly diagnosed patients, PRV-031 has consistently demonstrated the capability of preserving beta cell function.
- Provention rapidly advancing development of PRV-031
  - Acquired PRV-031 from MacroGenics in 2018
  - Recently initiated Phase 3 PROTECT Study evaluating PRV-031 in early onset patients
  - Evaluating path forward in individuals at risk for developing clinical T1D

T1D: A Serious, Life Changing Autoimmune Disease

Orphan designation and no new therapies developed since insulin (~100 years)

~40,000 patients

New diagnoses each year in US

~1.25 million patients

Living with T1D in the US

>75% with poorly controlled T1D

HbA1c >7.0%

Leads to cardiovascular issues, retinopathy, kidney disease, obesity

Reduced life expectancy

16 years shorter for patients diagnosed before the age of 10

Provention specifically focusing on T1D with goal to delay or avoid dependence on insulin

	T1D	T2D
Disease Type	Autoimmune	Metabolic
Cause	Destruction of Beta Cells → Can't Make Insulin	Body Produces Insulin → Inadequate Recognition, Response or Use
Onset	Sudden	Gradual
Typical Age at Dx	<18	>45
Therapeutic Approach	Dependent on Exogenous Insulin (Injections or Pumps) Continuous Glucose Monitoring	Metformin, SGLT-2 Inhibitors, GLP-1 Receptor Agonists Insulin Used Later in Treatment Paradigm

Provention's PRV-031 Addresses T1D Continuum



Stage 1
Auto-antibodies
Normoglycemia
Stage 2
Auto-antibodies
Dysglycemia
Pre-symptomatic
Stage 3
Auto-antibodies
Hyperglycemia
Symptomatic T1D
100%
0%
Functional Beta Cell Mass
At-Risk Study
Disease Interception (PRV-031)
PROTECT Study
Time

Anti-CD3 mAB (Teplizumab) For Prevention of Diabetes in Relatives at Risk for Type 1 Diabetes Mellitus

Study Chair: Kevan Herold MD
Yale University

Thank You Sponsors & Supporters

Sponsors

NIH
National Institute of Diabetes and Digestive and Kidney Diseases

NIH
NIAID

Supporters

JDRF

American Diabetes Association®

THE LEONA M. AND HARRY B. HELMSLEY CHARITABLE TRUST

How We Got Here

Prevention of Autoimmune Diabetes With Nonactivating Anti-CD3 Monoclonal Antibody

KEVAN C. HEROLD, JEFFERY A. BLUESTONE, ANTHONY G. MONTAG, ASHU PARIHAR, AMY WIEGNER, RONALD E. GRESS, AND RAPHAEL HIRSCH

DIABETES, VOL. 41, MARCH 1992

Proc. Natl. Acad. Sci. USA
Vol. 91, pp. 123–127, January 1994
Immunology

Anti-CD3 antibody induces long-term remission of overt autoimmunity in nonobese diabetic mice

(autoimmunity/diabetes)

LUCIENNE CHATENOUD, ERIC THERVET, JACQUELINE PRIMO, AND JEAN-FRANÇOIS BACH

Institut National de la Santé et de la Recherche Médicale U 25, Hôpital Necker, 161 Rue de Sèvres, 75015 Paris, France

Study Design and Timeline

Study Design	2-arm, multicenter, randomized, double-masked, placebo-controlled clinical trial.
Objective	To determine whether intervention with teplizumab will prevent or delay the development of T1D in high-risk autoantibody positive non-diabetic relatives of patients with T1D.
Primary Outcome	A comparison of time to diagnosis of T1D after randomization to teplizumab or placebo.
Secondary Outcomes	To assess the safety and mode of action of teplizumab. To determine whether responses to teplizumab differed in subgroups of participants. To analyze the effects of teplizumab on metabolic responses.

Statistical Methods

- Primary Outcome:
  - The primary endpoint was a comparison of the time to T1D diagnosis.
  - The cumulative incidence of diabetes onset over time since randomization within each group was estimated from a Kaplan-Meier estimate of the "diabetes-free" survival function
- Tests of significance one-tailed (significance: ≤0.025).
- The study, originally planned for appx 144 was revised to have 80% power to detect a 60% reduction in the risk of T1D (i.e., hazard ratio of experimental to control equals 0.4). This would require enrollment and follow-up of enough participants to observe 40 subjects with T1DM onset.

Baseline Characteristics

	Teplizumab N=44	Placebo N=32
Age – years (IQR)	14 (12 - 22)	13 (11 – 16)
Male	25 (56.8)	17 (53.1)
Race: White	44 (100.0)	30 (93.8)
African American	0 (0.0)	0 (0.0)
Asian/Pacific Islander	0 (0.0)	2 (6.2)
Glycated hemoglobin – percent	5.2 (4.9 – 5.4)	5.3 (5.1 – 5.4)
C-peptide AUC OGTT (nmol/L)	1.76 (1.47 – 2.18)	1.73 (1.44 – 2.36)
HLA alleles present – no. of subjects (%)		
Neither DR3 or DR4	5 (11.6)	3 (9.4)
DR3	10 (23.3)	8 (25.0)
DR4	17 (39.5)	14 (43.8)
Both	11 (25.6)	7 (21.9)

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

An Anti-CD3 Antibody, Teplizumab, in Relatives at Risk for Type 1 Diabetes

Kevan C. Herold, M.D., Brian N. Bundy, Ph.D., S. Alice Long, Ph.D., Jeffrey A. Bluestone, Ph.D., Linda A. DiMeglio, M.D., Matthew J. Dufort, Ph.D., Stephen E. Gitelman, M.D., Peter A. Gottlieb, M.D., Jeffrey P. Krischer, Ph.D., Peter S. Linsley, Ph.D., Jennifer B. Marks, M.D., Wayne Moore, M.D., Ph.D., Antoinette Moran, M.D., Henry Rodriguez, M.D., William E. Russell, M.D., Desmond Schatz, M.D., Jay S. Skyler, M.D., Eva Tsalikian, M.D., Diane K. Wherrett, M.D., Anette-Gabriele Ziegler, M.D., and Carla J. Greenbaum, M.D., for the Type 1 Diabetes TrialNet Study Group.*

Time to T1D by Treatment Group



1.0
0.9
.8
.7
.6
.5
.4
.3
.2
0.1
0.0
Proportion T1D-Free
Rx Group
Placebo
Teplizumab
Censored
T1D-Free
9
25
T1D
23
19
32 23 18 16 15 11 9 8 6 4 Placebo
44 44 40 36 27 21 15 14 10 9 Teplizumab
0
12
24
36
48
60
On-study (months)

- T1D was diagnosed in **19 (43%)** in teplizumab and **23 (72%)** in placebo groups.
- The hazard ratio of teplizumab to placebo was **0.412 (95% CI: 0.216, 0.783) adjusted Cox proportional hazards)**.
- The annualized rates of diabetes were **14.9% and 35.9% per year**, respectively.
- The median time to diabetes was increased from 24 to 48 mos. **p = 0.006**.
- At the conclusion of the trial (after 42 events); 9 of those in the placebo group and 25 of those treated with teplizumab did not have T1D. In the teplizumab group, the longest follow-up was 88 months.

Adverse Events Possibly, Probably, or Definitely Related to Study Drug by treatment group

Adverse Effect Category	Teplizumab		Placebo	
	No. of Events	No. of Subjects	No. of Events	No. of Subjects
Blood/Bone Marrow***	45	33 (75)	2	2 (6.2)
Dermatology/Skin***	17	16 (36.4)	1	1 (3.1)
Pain	11	5 (11.4)	5	3 (9.4)
Infection	8	5 (11.4)	5	3 (9.4)
Gastrointestinal	5	4 (9.1)	3	3 (9.4)
Metabolic/Laboratory	7	4 (9.1)	2	2 (6.2)
Pulmonary/Upper Respiratory	6	4 (9.1)	0	0 (0)
Constitutional Symptoms	3	2 (4.5)	0	0 (0)
Allergy/Immunology	2	2 (4.5)	0	0 (0)
Cardiac General	1	1 (2.3)	1	1 (3.1)
Endocrine	0	0 (0)	2	2 (6.2)
Vascular	1	1 (2.3)	1	1 (3.1)
Neurology	1	1 (2.3)	0	0 (0)
Ocular/Visual	1	1 (2.3)	0	0 (0)
Musculoskeletal/Soft Tissue	2	1 (2.3)	0	0 (0)
Hepatobiliary/Pancreas	0	0 (0)	1	1 (3.1)
Syndromes	1	1 (2.3)	0	0 (0)
Hemorrhage/Bleeding	1	1 (2.3)	0	0 (0)
Total Events and Subjects	112	44 (100)	23	32 (100)

*** $p < 0.001$ Teplizumab vs placebo

Summary

- A single two-week treatment with teplizumab delayed the onset of T1D in non-diabetic relatives who were at very high risk for development of clinical T1D.
- The delay in the median time to diabetes was 2 years
- 43% of teplizumab treated subjects developed T1D as compared with 72% of those receiving placebo.
- Teplizumab can be safely administered in children and adults who are at risk for T1D
- This is the first trial to show that immune therapy can be used to delay T1D.

Significance of the Results

- This is the **first trial** that met its clinical endpoint in delaying the onset of Type 1 diabetes. At the end of the trial, 25/44 (57%) were diabetes free. The longest subject was followed > 7 yrs (88 mos).
  - The overall incidence of T1D decreases after childhood, and thus delaying autoimmune activity may allow tolerance mechanisms to potentially lead to long term halting of disease progression.
- The two year delay in diagnosis is clinically important.
  - In light of the daily burden of disease management, any time without clinical diabetes has significance, particularly for children who were about ¾ of the study participants.

Q&A

